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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of our report dated March 3, 2000 relating to the financial statements of AT&T Submarine Systems, Inc. for the six months ended June 30, 1997, which is included in Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-32134), filed with the Securities and Exchange Commission.

                                          /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
July 26, 2000